RBC LOGO                                                    ROYAL BANK OF CANADA
                                                   COMMERCIAL FINANCIAL SERVICES
                                                  6880 FINANCIAL DRIVE 2ND FLOOR
                                                    MISSISSAUGA, ONTARIO L5N 7Y5
                                                    TEL.:         (905) 286-7277
                                                     FAX:         (905) 286-7279



October 11, 2007

PRIVATE AND CONFIDENTIAL

ESW CANADA INC.
335 Connie Crescent
Concord, Ontario
L4K 5R2

ATTENTION:  MR. JOEY SCHWARTZ

Dear Sirs:

We refer to the agreement dated March 2, 2007 between ESW Canada Inc., as the Borrower, and Royal Bank of Canada, as the Bank, (the "AGREEMENT").

All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

The Agreement is amended as follows:

1. Under the Availability section, Facility #1 the second paragraph is amended and restated as follows:

     The Borrower may borrow, repay and reborrow up to the amount of this facility provided an Event of Default shall not have occurred and be continuing at the time of any Borrowing. At any time after June 30, 2008, or such later date as may be agreed upon between the Bank and the Borrower, any unutilized portion of this facility shall be cancelled by the Bank.

2. Under the Financial Covenants section, subparagraphs a)i. and a)ii. are amended and restated as follows:

     i. a ratio of Current Assets to Current Liabilities of not less than 1.5:1; and

     ii.  Tangible Net Worth of at least $3,000,000.

3.   Schedule "D" Compliance Certificate is amended and replaced as attached.

CONDITIONS PRECEDENT

The effectiveness of this amendment is conditional upon receipt of a duly executed copy of this amending agreement.


---------------------------------
(R) Registered Trademark of Royal Bank of Canada





SRF #194 377 925

ESW Canada Inc.                     -2-                       October 11, 2007
--------------------------------------------------------------------------------

COUNTERPART EXECUTION

This amending agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together constitute one and the same instrument.

All other terms and conditions outlined in the Agreement remain unchanged and in full force and effect. This amending agreement is open for acceptance until November 9, 2007, after which date it will be null and void, unless extended in writing by the Bank.

ROYAL BANK OF CANADA




Per:
     -----------------------------
Name: Jeff Patterson
Title: Account Manager


Agreed to and accepted this ______ day of ____________, 2007.

ESW CANADA INC.

Per:
     -----------------------------
Name:
Title:


Per:
     -----------------------------
Name:
Title:

I/We have the authority to bind the Borrower

                                                                      Schedule D
--------------------------------------------------------------------------------

Schedule "D" to the Agreement dated March 2, 2007 between ESW Canada Inc., as Borrower, and Royal Bank of Canada, as the Bank.

                             COMPLIANCE CERTIFICATE

I, ___________________________________, representing the Borrower hereby certify as of month ending___________________________:

1. I am familiar with and have examined the provisions of the Agreement dated March 2, 2007 and any amendments thereto, between ESW Canada Inc., as Borrower, and Royal Bank of Canada as the Bank, and have made reasonable investigations of corporate records and inquiries of other officers and senior personnel of the Borrower and any Guarantor if applicable. Terms defined in the Agreement have the same meanings where used in this certificate.

2. The representations and warranties contained in the Agreement are true and correct.

3. No event or circumstance has occurred which constitutes or which, with the giving of notice, lapse of time, or both, would constitute an Event of Default and there is no reason to believe that during the next month, any such event or circumstance will occur.

4. The ratio of Current Assets to Current Liabilities is _______:1, being not less than the required ratio of 1.5:1.

5. Tangible Net Worth is $____________, being not less than the minimum required amount of $3,000,000.

6. The detailed calculations of the foregoing ratios and covenants is set forth in the addendum annexed hereto and are true and correct in all respects.

Dated this _____ day of _____________, 20___.



Per:   ______________________________
Name:  ______________________________
Title: _____________________________

Per:   ______________________________
Name:  ______________________________
Title: ______________________________